SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2000


                       AMERICAN COMMUNITY BANCSHARES, INC.
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             (Exact name of Registrant as specified in its charter)




       North Carolina                 000-30517                56-2179531
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
      of incorporation)                                    Identification No.)



        2593 West Roosevelt Boulevard, Monroe, North Carolina 28111-0418
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (704) 225-8444


                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 5  Other Material Events.

On December 19, 2000, the Board of Directors of the Registrant voted to extend the offering made by a prospectus dated October 2, 2000 of between 500,000 and 1,000,000 shares of the Registrant's $1.00 par value common stock until February 28, 2001.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN COMMUNITY BANCSHARES, INC.



                                       By: /s/ Randy P. Helton
                                           ---------------------------------
                                           Randy P. Helton
                                           President and Chief Executive Officer



Dated:     December 27, 2000

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